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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


             Date of Report
             (Date of earliest
             event reported):      July 9, 2002



                               Cobalt Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



     Wisconsin                     1-14177                      39-1931212
--------------------         ---------------------          --------------------
  (State or other               (Commission File                (IRS Employer
  jurisdiction of                   Number)                  Identification No.)
   incorporation)

                            401 West Michigan Street
                           Milwaukee, Wisconsin 53202
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (414) 226-5000
                       ----------------------------------
                         (Registrant's telephone number)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On July 9, 2002, Cobalt Corporation (the "Company") issued a press release announcing its revised earnings outlook for 2002 and its earnings outlook for 2003. A copy of the Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)      Not applicable.

        (b)      Not applicable.

        (c)      Exhibits.

                 (99) Press Release, dated July 9, 2002, issued by Cobalt Corporation.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COBALT CORPORATION



Date:  July 9, 2002                   By: /s/ Gail L. Hanson
                                         ---------------------------------------
                                         Gail L. Hanson
                                         Chief Financial Officer



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                               COBALT CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                            Report Dated July 9, 2002

Exhibit No.                              Description

99                      Press Release, dated July 9, 2002, issued by Cobalt
                        Corporation.